EXHIBIT 10-U
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(C-XIII)

                           ALLONGE TO DEMAND NOTE


      Reference is made to that certain Demand Note, dated as of March 25, 1993 (the "Note"), made by Carlyle Real Estate Limited Partnership-XIII, an Illinois limited partnership ("Carlyle XIII"), in favor of Carlyle Investors, Inc., a Delaware corporation ("Investors"), in the original principal amount of $600,000.

      In consideration for the return of capital made by Investors to Carlyle XIII as of the date hereof in the amount of $400,000, the undersigned hereby reduces the outstanding principal balance of the Note to $200,000. Such reduction shall not serve to reduce or cancel any accrued and unpaid interest which may be outstanding on the Note.

      This Allonge shall be attached to and become a part of the Note.



Dated as of October 31, 1996.              CARLYLE INVESTORS, INC.
                                           a Delaware corporation


                                           By:___________________
                                           Its:__________________

Acknowledged and Agreed:

CARLYLE REAL ESTATE LIMITED PARTNERSHIP-XIII an Illinois limited partnership

By:   JMB REALTY CORPORATION,
      a Delaware corporation
      Corporate General Partner

      By:__________________
      Its:_________________